TRANSAMERICA FUNDS
Supplement to the Currently Effective Prospectuses
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Transamerica US Growth
Effective immediately, the following risk is added alphabetically to the “Principal Risks” section of the Retail and Class I2 Prospectuses relating to the fund:
Information Technology Sector – Information technology companies face intense competition and potentially rapid product obsolescence. Such companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of those rights. They are also facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.
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Effective immediately, the following risk is added alphabetically to the “More on Risks of Investing in the Funds” section of the Retail and Class I2 Prospectuses:
Information Technology Sector: To the extent a fund invests a significant portion of its assets in the information technology sector, the fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.
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Investors Should Retain this Supplement for Future Reference
June 9, 2025